EXHIBIT 10.45

SUPREME COURT OF THE STATE OF NEW YORK
 COUNTY OF NEW YORK
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GLENVILLE PROPERTIES INCORPORATED,

                                                 Index No. 127087/94

                                                Plaintiff,

               -against-

RMS TITANIC, INC., ARNIE GELLER,
ALLAN H. CARLIN and WILLIAM S.
GASPARRINI,

                                               Defendants.

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RMS TITANIC, INC.

                                        Third Party Plaintiff,
         -against-

LONE STAR CASINO CORPORATION, PAUL J.
MONTLE, PAUL V. CULOTTA and ROGER W.
COPE,

                                                 Third Party Defendants.
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                 AMENDMENT TO STIPULATION

        The Stipulation by and between the parties hereto and their respective attorneys, dated as of January 15, 1997, hereby is amended as follows:

        1 . Each of the payments to be made by RMS Titanic, Inc. pursuant to paragraph 2 of the Stipulation shall be made payable to "Commissioner of Finance, City of New York" and shall be made by wire transfer, certified check or cashier's check. Upon receipt of each such payment the Commissioner of Finance, City of New York shall remit one-half of each such aforementioned payment to LS Capital Corporation and one-half of each such aforementioned payment to Storch & Brenner, counsel for LS Capital Corporation, by draft, until such time as the balance due by LS Capital Corporation to Storch & Brenner has been paid in full, whereupon Storch & Brenner shall give written notice to the Commissioner of Finance and to LS Capital Corporation that such balance has been paid in full, and thereafter the Commissioner of Finance shall pay to LS Capital Corporation any remaining balances or amounts paid to him by RMS Titanic, Inc. Payments previously made to Storch & Brenner, in trust for LS Capital Corporation, aggregating $65,256.95, shall be remitted forthwith by Storch & Brenner to the Commissioner of Finance, City of New York by wire transfer or draft. Upon receipt of the aforementioned sum of $65,256.95, the Commissioner of Finance, City of New York forthwith shall remit $32,628.48 to LS Capital Corporation and $32,628.47 to Storch & Brenner by draft.

2. The stock certificate representing forty thousand (40,000) shares of common stock of RMS Titanic, Inc., Certificate No. 1029, registered in the name of LS Capital Corporation and presently held by Storch & Brenner in trust for LS
Capital Corporation, shall be delivered forthwith to the Commissioner of Finance, City of New York, who shall, in turn, deliver forthwith the stock certificate to LS Capital Corporation.


3. In all other respects, the Stipulation shall remain unchanged.

4.       This Amendment to Stipulation may be executed in multiple couuterparts.

Dated as of July _, 1997.



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GLENVILLE PROPERTIES, INC.

By:___________________________

LS CAPITAL CORPORATION

By: s/s Paul J. Montle
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TRAVIS PARTNERS

By: s/s Paul J. Montle
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     Paul J. Montle

RMS TITANIC, INC,

By: s/s Allan H. Carlin
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                Allan H. Carlin

s/s Paul J. Montle
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         Paul J. Montle

/s/ Paul V. Cullota
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          Paul V. Culotta

s/s Roger W. Cope
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          Roger W. Cope

s/s Arnie Geller
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       Arnie Geller

s/s William S. Gasparrini
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       William S. Gasparrini

s/s Allan H. Carlin
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       Allan H. Carlin

s/s Richard S. Kraut
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Storch & Brenner
Attorneys for Plaintiff and Third-Party Defendants

s/s Allan H. Carlin
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Allan H. Carlin
Attorney for Defendant and Third-Party Plaintiff